Exhibit 99.906.CERT
                                                             -------------------


     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Jean Bernhard Buttner, Chairman and President of the Value Line New York Tax Exempt Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 2/29/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: April 29, 2004
      --------------


                                            By: /s/ Jean Bernhard Buttner
                                                -------------------------
                                                    Jean Bernhard Buttner
                                                    Chairman and President
                                            Value Line New York Tax Exempt Trust

                                                             Exhibit 99.906.CERT
                                                             -------------------


     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line New York Tax Exempt Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 2/29/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: April 29, 2004
      --------------

                                            By: /s/ David T. Henigson
                                                ---------------------
                                                    David T. Henigson
                                          Vice President and Secretary/Treasurer
                                           Value Line New York Tax Exempt Trust